Original Electronically Transmitted
                 to the Securities and Exchange Commission
                            on December 5, 1996



                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                   Date of Report (Date of earliest event
                        reported) December 3, 1996.


                INTERNATIONAL BUSINESS MACHINES CORPORATION
           (Exact name of registrant as specified in its charter)


            New York                    1-2360               13-0871985

(State of Incorporation)           (Commission        (I.R.S. Employer
                                   File Number)       Identification No.)



Armonk, New York                    10504
(Address of principal            (Zip Code)
executive offices)

Registrant's telephone number, including area code: 914-765-1900

Item 7. Financial Information, Pro Forma Financial Information and Exhibits.

          This Current Report on Form 8-K is being filed to incorporate by reference into Registration Statement No. 33-65119 on Form S-3, effective February 7, 1996, the documents included as Exhibits 1 and 2 hereto, relating to $2,000,000,000 aggregate principal amount of debt securities of the Registrant.

          The following exhibits are hereby filed with this report:


Exhibit
Number        Description
-------       -----------

(1) Underwriting Agreement dated December 3, 1996, among International Business Machines
              Corporation, Salomon Brothers Inc, Chase
              Securities Inc., CS First Boston Corporation,
              Merrill Lynch, Pierce, Fenner & Smith
              Incorporated and Morgan Stanley & Co.
              Incorporated.

(2)           Form of 7 1/8% Debenture due 2096.

                              SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        INTERNATIONAL BUSINESS MACHINES CORPORATION
                                          (Registrant)

                        By: /s/ Jeffrey D. Serkes
                            -----------------------------------
                            Name:  Jeffrey D. Serkes
                            Title: Vice President and Treasurer


Date:  December 5, 1996

                               Exhibit Index
                               -------------

                                                    Page in
                                                  Sequentially
Exhibit                                             Numbered
Number        Description                             Copy
-------       -----------                         ------------

(1) --        Underwriting Agreement dated
              December 3, 1996, among
              International Business
              Machines Corporation,
              Salomon Brothers Inc, Chase
              Securities Inc., CS First
              Boston Corporation, Merrill
              Lynch, Pierce, Fenner &
              Smith Incorporated and
              Morgan Stanley & Co.
              Incorporated.

(2) --        Form of 7 1/8% Debenture due
              2096.